UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
January 10, 2006

(Date of Earliest Event Reported: January 9, 2006)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.   Creation of a Direct Financial Obligation.

As previously disclosed (and as more fully described) in the Current Report on Form 8-K of El Paso Corporation, a Delaware corporation (“El Paso”), filed with the Securities and Exchange Commission (the “SEC”) on January 4, 2006, (i) on December 28, 2005, El Paso successfully consummated the early settlement (the “Early Settlement”) of its private exchange offers (the “Private Exchange Offers”) to exchange all properly tendered and accepted notes (the “CGP Notes”) of the series listed below, which were originally issued by El Paso’s wholly-owned subsidiary, El Paso CGP Company, L.L.C., a Delaware limited liability company (formerly known as El Paso CGP Company, a Delaware corporation) (“CGP”), and the related solicitations of consents to the proposed amendments to the indentures governing such notes (collectively, the “CGP Indentures”), (ii) effective as of December 31, 2005, CGP transferred (the “Asset Transfer”) substantially all of its properties and assets as an entirety (in the meaning of the CGP Indentures) to El Paso by means of a distribution on CGP’s outstanding equity interests (100% of which are held by El Paso) and (iii) concurrently with the Asset Transfer, in accordance with the requirements of the CGP Indentures and pursuant to a series of supplemental indentures thereto, El Paso assumed and succeeded to all of CGP’s rights, powers and obligations, and was substituted for CGP in all respects, under each CGP Indenture, such that El Paso became the sole obligor in respect of all CGP Notes not acquired in the Early Settlement (the “Assumed CGP Notes”).

Immediately following 11:59 p.m., New York City time, on January 6, 2006, the Private Exchange Offers expired. On January 9, 2006, El Paso successfully consummated the final settlement (the “Final Settlement”) of the Private Exchange Offers (and the related solicitations of consents) by:

(i)
accepting all of the consents that had been properly given (and not validly revoked), and accepting for exchange all of the Assumed CGP Notes that had been properly tendered (and not validly withdrawn), in each case, after 12:00 noon, New York City time, on December 27, 2005, the deadline for inclusion in the Early Settlement (the “Early Settlement Deadline”), and prior to the expiration of the Private Exchange Offers;

(ii)
issuing new El Paso notes (the “El Paso Notes”), in the aggregate principal amount of approximately $112.8 million (and in the series described in the second table immediately following this paragraph), to the eligible holders of Assumed CGP Notes who validly tendered (and did not validly withdraw) their Assumed CGP Notes after the Early Settlement Deadline and prior to the expiration of the Private Exchange Offers; and

(iii)
paying the applicable consent payment listed in the first table immediately following this paragraph to the eligible holders of Assumed CGP Notes who validly delivered (and did not validly revoke) their consents after the Early Settlement Deadline and prior to the expiration of the Private Exchange Offers.

CGP Notes	Total Outstanding Principal Amount	Outstanding Principal Amount Tendered as of Early Settlement Deadline	Additional Outstanding Principal Amount Tendered as of Expiration	Percentage of Total Outstanding Principal Amount Tendered as of Expiration	Consent Payment per $1,000 Principal Amount

6.50% Notes due 2006	$109,500,000	$91,860,000	$3,061,000	86.69%	$1.25
7½% Notes due 2006	$204,910,000	$182,525,000	$52,000	89.10%	$1.25
6.50% Senior Debentures due June 1, 2008	$200,000,000	$188,682,000	$2,524,000	95.60%	$2.50
7.625% Notes due 2008	$215,000,000	$206,596,000	$315,000	96.24%	$2.50
6.375% Senior Debentures due February 1, 2009	$200,000,000	$189,443,000	$3,334,000	96.39%	$2.50
7.75% Notes due 2010	$400,000,000	$369,729,000	$8,999,000	94.68%	$2.50
10¾% Senior Debentures due October 1, 2010	$56,573,000	$39,755,000	$1,930,000	73.68%	$2.50
9⅝% Senior Debentures due May 15, 2012	$150,000,000	$136,118,000	$1,805,000	91.95%	$2.50
6.70% Senior Debentures due February 15, 2027	$200,000,000	$161,913,000	$20,850,000	91.38%	$2.50
6.95% Senior Debentures due June 1, 2028	$200,000,000	$197,080,000	$20,000	98.55%	$2.50
7.75% Senior Debentures due October 15, 2035	$150,000,000	$112,440,000	$36,685,000	99.42%	$2.50
7.42% Senior Debentures due February 15, 2037	$200,000,000	$165,642,000	$33,265,000	99.45%	$2.50

El Paso Notes	CUSIP Numbers		Principal Amount of El Paso Notes Issued in Early Settlement	Principal Amount of El Paso Notes Issued in Final Settlement
	144A	Regulation S
6.50% Senior Notes due 2006	28336L AJ 8	U53248 AC 1	$91,860,000	$3,061,000
7½% Senior Notes due 2006	28336L AL 3	U53248 AD 9	$182,525,000	$52,000
6.50% Senior Notes due 2008	28336L AN 9	U53248 AE 7	$188,682,000	$2,524,000
7.625% Senior Notes due 2008	28336L AQ 2	U53248 AF 4	$206,596,000	$315,000
6.375% Senior Notes due 2009	28336L AS 8	U53248 AG 2	$189,443,000	$3,334,000
7.75% Senior Notes due 2010	28336L AU 3	U53248 AH 0	$369,729,000	$8,999,000
10¾% Senior Notes due 2010	28336L AW 9	U53248 AJ 6	$39,755,000	$1,930,000
9⅝% Senior Notes due 2012	28336L AY 5	U53248 AK 3	$136,118,000	$1,805,000
6.70% Senior Notes due 2027	28336L BA 6	U53248 AL 1	$161,913,000	$20,850,000
6.95% Senior Notes due 2028	28336L BC 2	U53248 AM 9	$197,080,000	$20,000
7.75% Senior Notes due 2032	28336L BJ 7	U53248 AQ 0	$112,440,000	$36,685,000
7.42% Senior Notes due 2037	28336L BG 3	U53248 AP 2	$165,642,000	$33,265,000
TOTALS			$2,041,783,000	$112,840,000

The Private Exchange Offers and the related consent solicitations were made, and the El Paso Notes were offered and issued, only (a) to holders of CGP Notes (including Assumed CGP Notes) who are “qualified institutional buyers,” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and (b) outside the United States to holders of CGP Notes (including Assumed CGP Notes) who are persons other than U.S. persons, in reliance upon Regulation S under the Securities Act. The new El Paso Notes issued in connection with the Private Exchange Offers have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The new El Paso Notes issued in connection with the Final Settlement were issued pursuant to an indenture dated as of May 10, 1999 between El Paso and HSBC Bank USA, National Association (as successor-in-interest to JPMorgan Chase Bank, formerly The Chase Manhattan Bank), as trustee, as amended and supplemented by the Tenth Supplemental Indenture thereto dated as of December 28, 2005 (as so amended and supplemented, the "El Paso Indenture"). The holders of the El Paso Notes are entitled to the benefits of the Registration Rights Agreement, dated as of December 28, 2005 (the “Registration Rights Agreement”), by and among El Paso and the dealer managers named therein.

El Paso did not receive any cash proceeds from the sale of the new El Paso Notes issued in the Final Settlement, which were issued in exchange for the surrender and cancellation of an equal principal amount of Assumed CGP Notes.

The terms of the El Paso Notes of each series issued in connection with the Final Settlement are substantially identical to the terms of the El Paso Notes of such series issued in connection with the Early Settlement. The material terms of the El Paso Indenture, each series of El Paso Notes and the Registration Rights Agreement have been previously disclosed (and are more fully described) in El Paso’s Current Report on Form 8-K filed with the SEC on January 4, 2006, which such descriptions are incorporated herein in their entirety by this reference.

Item 8.01.   Other Events.

On January 10, 2006, El Paso and CGP issued a joint press release announcing the successful Final Settlement described in Item 2.03 of this Current Report on Form 8-K.  A copy of the joint press release is attached hereto as Exhibit 99.A and is incorporated herein in its entirety by this reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.A	Press Release dated January 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ John R. Sult
John R. Sult
Senior Vice President and Controller
(Principal Accounting Officer)

Dated:  January 10, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.A	Press Release dated January 10, 2006.